                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:

     (2)      Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)      Proposed maximum aggregate value of transaction:

     (5)      Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:

     (2)      Form, Schedule or Registration Statement No.:

     (3)      Filing Party:

     (4)      Date Filed:

                                                                  April 20, 1998




Dear Shareholders:

         It is a pleasure to invite you to the annual meeting of the shareholders of Integrated Systems Consulting Group, Inc., for the year ended December 31, 1997 (the "Meeting"), which will be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Wednesday, May 20, 1998 at 8:00 a.m. Information about the matters to be voted upon at the Meeting is in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

         Please note that the Board of Directors of the Corporation recommends a vote "FOR" the election of the eleven directors to serve until the Annual Meeting of shareholders for the year ending December 31, 1998, "FOR" the adoption of certain amendments to the Corporation's By-laws, and "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants of the Corporation for the year ending December 31, 1998.

         In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy granted in the proxy card at any time prior to its being voted by filing with the Secretary of the Corporation either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

         The Corporation's Annual Report to shareholders for the year ended December 31, 1997 is being distributed to shareholders with the attached Proxy Statement.

                                              Sincerely,



                                              /s/ David S. Lipson
                                              David S. Lipson
                                              Chairman, President and
                                              Chief Executive Officer

                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.

                             575 E. SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Integrated Systems Consulting Group, Inc. (the "Corporation") will be held at The Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, on Wednesday, May 20, 1998 at 8:00 a.m. (the "Meeting"), for the following purposes:


         1.       To elect eleven directors.

         2. To amend the Corporation's By-laws by deleting Section 2.02(b)(2) thereof, which currently allows the holders of 25% of the Corporation's Common Stock to call special shareholder meetings.

         3. To amend Section 9.01 of the Corporation's By-laws to authorize the Board of Directors to amend or repeal the By-laws and to adopt new By-laws.

         4. To amend Section 2.06 of the Corporation's By-laws to reduce the affirmative shareholder vote required for various corporate actions to a majority of the votes cast at shareholders meetings.

         5. To amend Section 3.02 of the Corporation's By-laws to provide for the election of directors by plurality vote of the shareholders and to allow vacancies on the Board of Directors to be filled by vote of the remaining directors.

         6. To ratify the appointment of KPMG Peat Marwick LLP as the independent public accountants to audit the Corporation's accounts for the current year.

         7. To transact such other business as may properly come before the meeting or any adjournment thereof.


         The Board of Directors has fixed the close of business on February 27, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

                                        By Order of the Board of Directors,

                                        /s/ David D. Gathman
                                        David D. Gathman

                                        Executive Vice President, Finance
                                        and Administration, Chief Financial
                                        Officer and Secretary
Wayne, Pennsylvania
April 20, 1998

                             YOUR VOTE IS IMPORTANT

         Whether or not you plan to attend the Meeting, please complete, date, sign and mail your proxy card promptly in the enclosed postage paid envelope. Returning a proxy will ensure a quorum and will not deprive you of your right to attend the Meeting and vote your shares in person.

                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.

                             575 E. SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1998

         This Proxy Statement is furnished to the shareholders of Integrated Systems Consulting Group, Inc., a Pennsylvania corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders of the Corporation to be held on Wednesday, May 20, 1998 and any adjournment or adjournments thereof (the "Meeting"). A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about April 20, 1998.

         Shareholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before the proxies are voted. Attendance at the Meeting will not have the effect of revoking a proxy unless the shareholder attending the Meeting notifies the Secretary of the Meeting in writing of the revocation of the proxy at any time prior to the voting of the proxy.

         The Board of Directors does not know of any matter other than the election of directors, the four amendments to the Corporation's By-laws and the ratification of the appointment of auditors for the year ending December 31, 1998 that is expected to be presented for consideration at the Meeting. If other matters properly come before the Meeting, however, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld. Where a choice is specified on a proxy as to a proposal, the shares represented by the proxy will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote: (i) "FOR" the nominees for election as directors named under the caption "Election of Directors;" (ii) "FOR" each of the four proposals to amend the Corporation's By-laws; and (iii) "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Corporation's auditors for the year ending December 31, 1998.

                        RECORD DATE AND VOTING SECURITIES


         The Board of Directors has fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of the shareholders of the Corporation entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 7,983,587 shares of the Corporation's common stock, $0.005 par value (the "Common Stock") issued and outstanding, which are the only securities of the Corporation entitled to vote at the Meeting. The shareholders of record on the Record Date will be entitled to one vote per share of Common Stock on each matter submitted to the shareholders at the Meeting.

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present: (i) directors of the Corporation will be elected by the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting; (ii) the affirmative vote at the Meeting, in person or by proxy, by the holders of a majority of shares of Common Stock of the Corporation issued and outstanding on the Record Date, will be required for approval of each of the four By-law amendments; and (iii) the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present, in person or by proxy, at the Meeting will be required to ratify the appointment of KPMG Peat Marwick LLP as auditors for the year ending December 31, 1998.

         If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock that would otherwise be represented by such proxy will not be considered present at the Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Common Stock does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the shares of Common Stock represented by such proxy will be considered present at the Meeting for purposes of determining the presence of a quorum, but only with respect to those matters as to which the broker is authorized to vote. The shares represented by such a proxy will be considered not present for quorum purposes with respect to matters as to which the broker is not authorized to vote. Abstentions will be counted for purposes of determining the presence of a quorum for transaction of business at the Meeting.

         Abstentions and broker non-votes will have the same effect as an "Against" vote with respect to the outcome of the election of directors, the approval of the four amendments to the Corporation's By-laws, and the ratification of the appointment of auditors.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of the Record Date, the number and percentage of shares of Common Stock, which according to information supplied to the Corporation, are beneficially owned by: (i) each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Corporation individually; (iii) each named executive officer (as defined under "Executive Compensation"); and
(iv) all current directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.


                                                                                               PERCENT OF
NAME AND ADDRESS                                               NO. OF SHARES                    CLASS (1)
----------------                                               -------------                    ---------

David S. Lipson (2)                                              2,917,879                        36.5%
  575 East Swedesford Road
  Wayne, Pa 19087

Technology Leaders II (3)                                        1,209,955                        14.8%
  800 The Safeguard Building
  435 Devon Park Drive
  Wayne, PA 19087

Safeguard Scientifics, Inc. (4)                                    756,025                         9.3%
  800 The Safeguard Building
  435 Devon Park Drive
  Wayne, PA 19087

Warrant and Stock Trust (5)                                        370,137                         4.4%
  510 Williamson Road
  Gladwyne, PA 19035

Melissa A. Clancey (6)                                              18,300                           *

David F. Elderkin (7)                                              104,050                         1.3%

David D. Gathman (8)                                               103,184                         1.3%

Edward P. Kaiserian (9)                                             25,200                           *

Kathleen D. Kinka                                                       --                           *

Jay M. Rose (10)                                                    39,150                           *

Victor E. Stambaugh (11)                                            26,100                           *

Frank Baldino, Jr., Ph.D. (12)                                       8,000                           *

Melvyn E. Bergstein (13)                                            13,434                           *

Donald R. Caldwell (14)                                             15,390                           *

Mark J. DeNino (15)                                                  2,032                           *

David S. Fehr (16)                                                   2,000                           *

James L. Mann (17)                                                  11,000                           *

Donna J. Pedrick (18)                                                3,000                           *

Michael D. Stern (19)                                              385,656                         4.6%

Edward S.J. Tomezsko, Ph.D. (20)                                    16,100                           *

All executive officers and directors                             3,690,475                        43.5%
as a group (17 persons) (21)
---------------------



*    Represents less than 1% of the outstanding Common Stock.

(1) Solely for the purpose of the percentage ownership calculation for each beneficial owner depicted herein, the number of shares of Common Stock deemed outstanding (i) assumes there are 7,983,587 shares of Common Stock outstanding as of the Record Date, and (ii) includes additional shares issuable pursuant to options or warrants held by such owner that may be exercised within 60 days after the Record Date, as set forth below. Solely for the purpose of the percentage beneficial ownership calculation for all executive officers and directors as a group, the aggregate number of shares underlying all presently exercisable options held by such persons is added to the total number of shares of Common Stock outstanding.

(2) Excludes 30,276 shares of Common Stock outstanding and 339,861 shares of Common Stock issuable pursuant to a warrant, which outstanding shares and warrant were transferred by Mr. Lipson to the Warrant and Stock Trust. See footnotes (5) and (19). Mr. Lipson disclaims beneficial ownership of such securities.

(3) Includes 169,931 shares of Common Stock issuable pursuant to warrants. Technology Leaders II L.P. and Technology Leaders II Offshore C.V. are venture capital funds that are required by their governing documents to make all investment, voting and disposition actions in tandem. Technology Leaders II L.P. and Technology Leaders II Offshore C.V. are referred to herein as "Technology Leaders II." Of the 1,040,024 shares outstanding and 169,931 shares (the "Derivative Shares") obtainable upon the exercise of the warrants owned by Technology Leaders II, 579,605 shares and 94,703 Derivative Shares are owned by Technology Leaders II L.P. and 460,419 shares and 75,228 Derivative Shares are owned by Technology Leaders II Offshore C.V. Technology Leaders II Management L.P. ("TLM"), the sole general partner of Technology Leaders II L.P. and the co-general partner of Technology Leaders II Offshore C.V., exercises through its executive committee sole investment and voting power with respect to the shares owned by these entities.

(4) Includes 169,931 shares of Common Stock issuable pursuant to a warrant. Shares are held of record by Safeguard Scientifics (Delaware), Inc., a wholly owned subsidiary of Safeguard Scientifics, Inc. ("Safeguard"). Does not include shares beneficially owned by Technology Leaders II, in which Safeguard has a beneficial interest.

(5) Consists of 30,276 shares of Common Stock outstanding and 339,861 shares of Common Stock issuable pursuant to a warrant. See footnotes
         (2) and (19).

(6) Includes 8,500 shares of Common Stock issuable pursuant to exercisable options.

(7) Includes 8,950 shares of Common Stock issuable pursuant to exercisable options.

(8) Includes 75,084 shares of Common Stock issuable pursuant to exercisable options.

(9) Includes 9,400 shares of Common Stock issuable pursuant to exercisable options.

(10) Includes 28,150 shares of Common Stock issuable pursuant to exercisable options.

(11) Includes 16,400 shares of Common Stock issuable pursuant to exercisable options.

(12) Includes 3,000 shares of Common Stock issuable pursuant to exercisable options.

(13) Includes 3,000 shares of Common Stock issuable pursuant to exercisable options.

(14) Excludes 756,025 shares beneficially owned by Safeguard. Mr. Caldwell serves as President and Chief Operating Officer of Safeguard. See "Election of Directors." Mr. Caldwell disclaims beneficial ownership of such shares.

(15) Excludes 1,209,955 shares beneficially owned by Technology Leaders II. Mr. DeNino is a General Partner and Managing Director of TLM and is a member of TLM's eleven-person executive committee. See "Election of Directors." Mr. DeNino disclaims beneficial ownership of such shares.

(16) Includes 2,000 shares of Common Stock issuable pursuant to exercisable options.

(17) Includes 3,000 shares of Common Stock issuable pursuant to exercisable options.

(18) Includes 1,500 shares of Common Stock issuable pursuant to exercisable options.

(19) Includes 30,276 shares of Common Stock outstanding and 339,861 shares of Common Stock issuable pursuant to a warrant held by the Warrant and Stock Trust, of which Mr. Stern is the sole trustee. Also includes 900 shares of Common Stock issuable pursuant to exercisable options.

(20) Includes 8,100 shares of Common Stock issuable pursuant to exercisable options.

(21) Includes (i) an aggregate of 167,984 shares of Common Stock issuable pursuant to exercisable options and (ii) 30,276 shares of Common Stock outstanding and 339,861 shares of Common Stock issuable pursuant to a warrant held by the Warrant and Stock Trust.

                            1. ELECTION OF DIRECTORS


         At the Meeting, eleven directors are to be elected, each to hold office until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified. The nominees for election to the Board of Directors are named in the table below. All of the nominees are presently serving as directors of the Corporation. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, proxies will be voted for any substitute nominee selected by management prior to or at the Meeting, or a motion to reduce the membership of the Board of Directors to the number of nominees available. The information concerning the nominees has been furnished by them to the Corporation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF NOMINEES SET FORTH BELOW. ALL SHARES REPRESENTED BY DULY RETURNED PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.



                                                                     DIRECTOR            POSITION(S) WITH
                  NAME                             AGE                 SINCE              THE CORPORATION
                  ----                             ---                 -----              ---------------
David S. Lipson                                     54                 1988        Chairman of the Board of
                                                                                   Directors, Chief Executive
                                                                                   Officer, President and
                                                                                   Treasurer

David D. Gathman                                    50                 1990        Executive Vice President,
                                                                                   Finance and Administration,
                                                                                   Chief Financial Officer,
                                                                                   Secretary, Assistant
                                                                                   Treasurer and Director

David S. Fehr                                       62                 1996        Acting Chief Operating
                                                                                   Officer and Director

Frank Baldino, Jr., Ph.D.                           44                 1995                  Director

Melvyn E. Bergstein                                 56                 1995                  Director

Donald R. Caldwell                                  51                 1995                  Director

Mark J. DeNino                                      44                 1995                  Director

James L. Mann                                       63                 1995                  Director

Donna J. Pedrick                                    48                 1994                  Director

Michael D. Stern                                    49                 1995                  Director

Edward S.J. Tomezsko, Ph.D.                         63                 1988                  Director

CERTAIN BIOGRAPHICAL AND OTHER INFORMATION REGARDING THE CORPORATION'S
DIRECTORS.

         DAVID S. LIPSON co-founded the Corporation and has been Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer since its inception. Mr. Lipson has more than 30 years of industry experience in executive management and sales and marketing. His previous employers include IBM, Control Data Corporation, Dun & Bradstreet Computer Services, SunGard Data Systems Inc. ("SunGard") and Digital Equipment Corporation. Mr. Lipson currently serves as director of Prescient Systems.

         DAVID D. GATHMAN has served as Executive Vice President, Finance and Administration and Chief Financial Officer since January 1997 and as Assistant Treasurer and Secretary since April 1994. He served as Chief Operating Officer and Vice President from April 1994 to January 1997. From February 1987 to April 1994, Mr. Gathman was Vice President-Finance and Chief Financial Officer of SunGard, and from December 1982 to February 1987, Mr. Gathman was Controller of SunGard. Mr. Gathman currently serves as a director of LAN & Computer Integrators, Inc.

         DAVID S. FEHR has been Acting Chief Operating Officer since February 1998. He was Corporate Senior Vice President of Dun & Bradstreet Corporation where he served as a Group Head from 1985 until retirement in March 1995. Prior to that, he was President of D&B Computing Services (previously National CSS) from 1981 to 1986.

         FRANK BALDINO, JR., PH.D. founded and has served since 1987 as President, Chief Executive Officer and a director of Cephalon, Inc., an integrated specialty biopharmaceutical company that discovers, develops, and markets products to treat neurological disorders. Dr. Baldino also currently serves as an adjunct associate professor at Allegheny University and Temple University School of Medicine and as a director of Pharmacopoeia, Inc. and ViroPharma, Inc. Dr. Baldino's previous positions include Senior Research Biologist in Neuroscience at E.I. DuPont de Nemours & Company, as well as several research and instructional positions at UMDNJ-Rutgers Medical School, A.I. DuPont Institute, and Temple University School of Medicine.

         MELVYN E. BERGSTEIN founded and has been Chief Executive Officer and Chairman of the Board of Directors of Diamond Technology Partners Consulting, Inc., a business and information technology consulting firm, since February 1994. Prior to that time, Mr. Bergstein served as President and Vice Chairman from September 1991 to September 1993 and as Senior Vice President from July 1989 to September 1991 of Technology Solutions Corporation, a provider of consulting services to the information technology and software development industry. Mr. Bergstein's prior positions included serving as a partner and Managing Director, Technology at Andersen Consulting and on the Board of Directors of Arthur Andersen & Co. and Chairman of its consulting oversight committee.

         DONALD R. CALDWELL has been President and Chief Operating Officer of Safeguard since February 1996. Mr. Caldwell was an Executive Vice President of Safeguard from December 1993 to February 1996. Prior to that time, Mr. Caldwell was President of Valley Forge Capital Group, Ltd., a business mergers and acquisition advisory firm that he founded, from April 1991 to December 1993 and an executive officer of a predecessor company of Cambridge Technology Partners (Massachusetts), Inc., a provider of information technology consulting and software development, from December 1989 to March 1991. Mr. Caldwell's prior positions included serving as a partner in the national office of Arthur Young & Co. (a predecessor to Ernst & Young, LLP). Mr. Caldwell is a director of Compucom, Diamond Technology Partners Consulting, Inc., Quaker Chemical Corporation, and Safeguard, as well as one privately held company.

         MARK J. DENINO has been a General Partner and Managing Director of Technology Leaders II Management L.P. since November 1994. Prior to such time, Mr. DeNino was President of Crossroads Capital, Inc., an investment banking firm, from September 1991 to October 1994. Mr. DeNino is a director of Aloette Cosmetics, Inc. and CRW Financial, Inc., as well as seven privately held companies.

         JAMES L. MANN has been Chairman of the Board of Directors, Chief Executive Officer and President of SunGard since 1987. Mr. Mann has previously served on the Boards of Directors of Goal Systems International, Inc., Digital Communications Associates, Inc., and Reality Technologies, Inc., a financial software company which was acquired by Reuters in 1994. Mr. Mann is a past Chairman of the Information Technology Association of America. Mr. Mann is a director of SunGard and T-Netix, Inc.

         DONNA J. PEDRICK has been Vice President, Human Resources of SunGard since January 1988. Ms. Pedrick is the past President of the Information Services Human Resource Association, a past member of the Penjerdel Employee Benefits Association membership committee and a member of the Penn State University Delaware County Campus Board of Advisors.

         MICHAEL D. STERN has been President of Innovative Software Solutions, Inc. since January 1997 and currently serves as a director. From January 1993 to January 1997, Mr. Stern maintained a private law practice. From 1989 to January 1993, Mr. Stern served as President of National Software Testing Laboratories, Inc., a company which he co-founded. Prior to that time, Mr. Stern co-founded PermaColor, a manufacturer of photographic preservation systems, and served as House Counsel for Presidential Airways Corporation.

         EDWARD S.J. TOMEZSKO, PH.D. is a tenured associate professor of chemistry and has been the Campus Executive Officer of Penn State University's Delaware County Campus since 1986.


GENERAL INFORMATION REGARDING THE BOARD OF DIRECTORS

         The Board of Directors held four regular meetings and one special meeting during 1997. None of the directors attended fewer than 75% of the meetings of the Board of Directors and committees of which he or she was a member, except for Dr. Baldino and Mr. Bergstein.

         The Board of Directors has a Compensation Committee to review and approve the compensation arrangements for senior management of the Corporation, including salaries, bonuses and other forms of remuneration and to administer the Corporation's Stock Option Plan. The current members of the Compensation Committee are Ms. Pedrick (Chairperson) and Mr. Bergstein. The Compensation Committee held one meeting during 1997.

         The Board of Directors has an Audit Committee to recommend the appointment of the Corporation's auditors, to discuss the scope and results of the audit with the auditors, to review with management and the auditors the Corporation's interim and year-end operating results, to consider the adequacy of the internal accounting controls and audit procedures of the Corporation and to review the non-audit services to be performed by the auditors. The current members of the Audit Committee are Dr. Tomezsko (Chairman), Dr. Baldino and Mr. Stern. The Audit Committee held two meetings during 1997.

         The Board of Directors has an Executive Committee, which exercises the full authority of the Board of Directors in the management of the business and affairs of the Corporation at any time when the Board of Directors is not in session, except with respect to those matters which, under the Pennsylvania Business Corporation Law, cannot be delegated by the Board of Directors. The current members of the Executive Committee are Mr. Lipson (Chairman), Mr. Caldwell and Mr. Mann. The Executive Committee held no meetings during 1997.


DIRECTOR COMPENSATION

         All non-employee directors of the Corporation receive an annual base payment of $1,000 plus an additional $500 for each regular or special meeting of the Board of Directors they attend. Directors are not additionally compensated for service on committees. Directors who are also employees of the Corporation are not compensated for their services as directors. A resolution adopted by the Corporation's Board of Directors on July 25, 1996 provides that, starting July 25, 1996 and going forward from that date, each non-employee director shall automatically be granted an option covering 10,000 shares of Common Stock upon his or her initial election to the Board of Directors, and each non-employee director shall automatically receive an option covering an additional 2,000 shares of Common Stock every two years thereafter following his or her re-election to the Board. Mr. Caldwell has declined receipt of all such compensation.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended December 31, 1997, DLB Systems, Inc. ("DLB") purchased approximately $418,000 in services from the Corporation. On October 28, 1997, Premier Research World Wide ("PRWW") purchased all of the assets of DLB at which time DLB changed its name to Alermon, Inc. At the time of that transaction, DLB had already purchased the above mentioned services from the Corporation. Safeguard Scientifics, Inc., a beneficial owner of more than 5% of the outstanding shares of Common Stock of the Corporation, was the beneficial owner of more than 10% of the voting rights of DLB at the time of the purchase of the Corporation's services. In addition, at the time of the purchase of the Corporation's services, Donald R. Caldwell, a director of the Corporation, was also a director and shareholder of DLB.

         Diamond Technology Partners Consulting, Inc. ("Diamond") purchased approximately $2,100,000 in services from the Corporation in 1997. As of the Record Date, Melvyn Bergstein, a director of the Corporation, is the beneficial owner of more than 10% of the voting rights of Diamond. In addition, Safeguard Scientifics, Inc., a beneficial owner of more than 5% of the outstanding shares of Common Stock of the Corporation, is the beneficial owner of more than 10% of the voting rights of Diamond.

                     EXECUTIVE OFFICERS OF THE CORPORATION


         The names and ages of the executive officers of the Corporation as of the Record Date and their positions with the Corporation are as follows:


                  NAME                                 AGE                            POSITION(S)
                  ----                                 ---                            -----------

David S. Lipson                                        54                Chairman of the Board of Directors,
                                                                         Chief Executive Officer, President
                                                                         and Treasurer

David D. Gathman                                       50                Executive Vice President, Finance
                                                                         and Administration, Chief Financial
                                                                         Officer, Secretary, Assistant
                                                                         Treasurer and Director

David S. Fehr                                          62                Acting Chief Operating Officer

Melissa A. Clancey                                     34                Vice President, Human Resources

David F. Elderkin                                      44                Vice President, Technology and
                                                                         Assistant Secretary

Edward P. Kaiserian                                    45                Vice President, Client Services

Kathleen D. Kinka                                      44                Vice President, Sales

Jay M. Rose                                            46                Vice President and General Manager,
                                                                         Systems and Networking Practice

Victor E. Stambaugh                                    43                Vice President, Marketing



CERTAIN BIOGRAPHICAL INFORMATION REGARDING THE CORPORATION'S EXECUTIVE OFFICERS

         DAVID S. LIPSON.  See "Election of Directors."

         DAVID D. GATHMAN.  See "Election of Directors."

         DAVID S. FEHR.  See "Election of Directors."

         MELISSA A. CLANCEY joined the Corporation in May 1990 and has served as Vice President, Human Resources since October 1997. Prior to this position, she served as Director of Recruiting from November 1996 to September 1997, Account Executive from November 1996 to September 1997, Technical Services Manager from October 1991 to December 1994, and Senior Consultant from May 1990 to September 1991. In her current position, Ms. Clancey is responsible for the strategic direction for both the human resources and recruiting functions.

         DAVID F. ELDERKIN joined the Corporation in June 1989 and has served as Vice President, Technology since June 1990. Mr. Elderkin has more than 20 years of experience in technology assessment, management of applications development, and systems and network management. He has managed projects for aerospace, banking, healthcare, manufacturing, and pharmaceutical companies. Mr. Elderkin is responsible for maintaining the Corporation's focus on leading edge technologies.

         EDWARD P. KAISERIAN joined the Corporation in March 1991 and served as an account executive from March 1991 to January 1993, a Regional Manager from January 1993 until January 1995, as Vice President from January 1995 to March 1997 and has served as Vice President, Client Services since March 1997. From February 1984 until March 1991, Mr. Kaiserian served in various capacities at Source Services Corporation, a personnel services firm specializing in the recruitment of software and engineering professionals for the computer industry and technology companies. Mr. Kaiserian is responsible for the management and delivery of the Corporation's application development consulting services.

         KATHLEEN D. KINKA joined the Corporation in July 1997 and has served as Vice President, Sales since that time. Prior to joining the Corporation, Ms. Kinka worked for Sarnoff, Inc. as Director of Business Development responsible for sales, strategic and business development, and international licensing negotiations. Before that, Ms. Kinka spent 13 years with Digital Equipment in various roles, most recently as Director, International Trade Development and Policy, Washington D.C. Trade Office. She has vast experience in sales, sales management, start-up ventures, and domestic and international business development. Ms. Kinka is responsible for the development, operation, and management of the Corporation's sales organization.

         JAY M. ROSE joined the Corporation in November 1995 and served as Vice President, Sales from November 1995 to March 1997 and has served as Vice President and General Manager, Systems and Networking Practice since March 1997. Prior to joining the Corporation, Mr. Rose held various positions with Shared Medical Systems Corp., a provider of information services, including Vice President of Product Development from 1992 to 1995, Vice President of Marketing from 1991 to 1992 and Vice President and General Manager of a wholly-owned subsidiary from 1987 to 1991. Mr. Rose is responsible for sales, management and delivery of the Corporation's systems and networking consulting services.

         VICTOR E. STAMBAUGH joined the Corporation in March 1989 and served as Senior Consultant from March 1989 to January 1994, Principal Consultant from January 1994 to March 1997, Director, Technology Marketing from September 1995 to March 1997 and has served as Vice President, Marketing since March 1997. Mr. Stambaugh has more than 15 years of experience in the information consulting industry and has managed projects in the pharmaceutical, scientific, health care, property management, and broadcasting industries. Mr. Stambaugh is responsible for the development of service offerings, marketing activities and sales support for the Corporation's document management, pharmaceutical research, and technology practices.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid or accrued for each of the last three years with respect to the Corporation's chief executive officer and its four other most highly compensated executive officers at December 31, 1997 (the "named executive officers"):


                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                               ------------
                                                    ANNUAL COMPENSATION (1)     SECURITIES
NAME AND                                            -----------------------     UNDERLYING          ALL OTHER
PRINCIPAL POSITION                  YEAR            SALARY          BONUS         OPTIONS          COMPENSATION
------------------                  ----            ------          -----         -------          ------------

David S. Lipson                     1997         $  200,000     $  56,250             --         $  121,880  (2)
  Chairman, Chief Executive         1996            200,000        79,650             --            147,927  (2)
  Officer, President and            1995            200,000        75,000             --            120,541  (2)
  Treasurer

David D. Gathman                    1997            100,000        75,000          2,500              3,200  (3)
  Executive Vice President,         1996            100,000        76,860             --              1,974  (3)
  Finance and Administration,       1995            100,000        46,471        137,400              1,411  (3)
  Chief Financial Officer,
  Secretary and Assistant Treasurer

Edward P. Kaiserian                 1997            127,300        84,688          2,000              3,200  (3)
  Vice President, Client Services   1996            100,000       114,205            --               1,500  (3)
                                    1995             75,000       108,734          9,000              1,500  (3)

Jay M. Rose                         1997            150,000        71,250          2,000              3,200  (3)
  Vice President and General        1996            100,000       183,904             --              1,597  (3)
  Manager, Systems and              1995              4,964 (4)    14,167         41,250                 --
  Networking Practice

Victor E. Stambaugh                 1997             91,667        55,000          1,000              3,172  (3)
  Vice President, Marketing         1996             75,000        76,860             --              1,474  (3)
                                    1995             53,000        50,513          3,000              1,334  (3)

------------------
(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the named executive officers, which are available generally to all salaried employees of the Corporation, and certain perquisites and other personal benefits, securities or property received by the named executive officers that do not exceed the lesser of $50,000 or 10% of the aggregate of any such named executive officer's salary and bonus in the year in which the same were received.

(2)      Includes $115,900, $143,314, and $115,783 respectively, for 1997, 1996 and 1995 for life insurance premiums paid on behalf of Mr. Lipson. In the event of Mr. Lipson's death the Corporation will receive proceeds to the extent of premiums paid. The amounts also include the Corporation's contributions under the Corporation's 401(k) plan of $3,200, $1,833, and $1,500 in 1997, 1996 and 1995, respectively and
         $2,780, $2,780, and $3,258 in disability insurance premiums for 1997, 1996, and 1995, respectively.

(3) The amounts listed represent contributions by the Corporation to the named executives' accounts established under the Corporation's 401(k) plan.

(4)      Mr. Rose became employed by the Corporation on November 25, 1995.

STOCK OPTION GRANTS

         The following table shows information regarding grants of stock options to each of the named executive officers during the year ended December 31, 1997.


                                          OPTION GRANTS IN LAST FISCAL YEAR



                                                                                      POTENTIAL REALIZABLE VALUE
                                          INDIVIDUAL GRANTS                             AT ASSUMED ANNUAL RATES
                    ------------------------------------------------------------      OF STOCK PRICE APPRECIATION
                     NUMBER OF       PERCENT OF                                             FOR OPTION TERM
                      SHARES        TOTAL OPTIONS                                    ------------------------------
                    UNDERLYING       GRANTED TO       EXERCISE       EXPIRATION          5%                  10%
                      OPTIONS         EMPLOYEES         PRICE           DATE
NAME                  GRANTED      IN FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------
David D. Gathman       2,500           0.5013          $13.25          1/23/07        $ 20,832.13       $52,792.72
Edward P. Kaiserian    2,000           0.4011           13.25          1/23/07          16,665.71        42,234.18
Jay M. Rose            2,000           0.4011           13.25          1/23/07          16,665.71        42,234.18
Victor E. Stambaugh    1,000           0.2005           10.75          1/23/07           6,646.30        16,778.24



AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning options exercised during 1997 and the number and the hypothetical value of certain unexercised options of the Corporation held by the named executive officers as of December 31, 1997. This table is presented solely for purposes of complying with Securities and Exchange Commission rules and does not necessarily reflect the amounts the persons named below will actually receive upon sale of the shares acquired upon exercise of the options.



                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                     OPTIONS AT FISCAL YEAR END            FISCAL YEAR END
                   SHARES ACQUIRED      VALUE        -----------------------------   ----------------------------
NAME                 ON EXERCISE      REALIZED        EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
David D. Gathman        6,200      $  50,642.97        59,776          58,024    $  568,718.48    $  512,331.00

Edward P. Kaiserian       0                0.00         5,400          12,800        54,009.93       101,958.93

Jay M. Rose             3,000         21,510.00        27,750           9,500       216,311.25        58,462.50

Victor E. Stambaugh       0                0.00        13,500           7,000       141,580.29        58,401.93

EMPLOYMENT AGREEMENTS

         Each of the named executive officers has an employment agreement with the Corporation. Mr. Lipson's employment agreement provides for his employment through December 31, 2000 at a specified annual salary and an annual bonus based upon the achievement of certain revenue and income goals, as set annually by the Board of Directors. The employment agreements for Mr. Gathman, Mr. Kaiserian, Mr. Rose and Mr. Stambaugh provide for their employment for an indefinite period at specified salaries, subject to the right of each party to terminate upon thirty days prior written notice. In addition, each such employment agreement provides for an annual bonus based upon the achievement of goals (such as revenues and income) as set annually by the Board of Directors and also contains other terms customarily found in executive officer employment agreements, including provisions relating to reimbursement of certain business expenses, participation in employee benefit plans generally available to the other executive officers of the Corporation, severance, confidentiality and noncompetition.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is comprised of Ms. Pedrick and Mr. Bergstein. No member of the Compensation Committee was at any time during 1997, or formerly, an officer or employee of the Corporation.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors is responsible for
a) approving the salary and other forms of remuneration of the chief executive officer b) reviewing the compensation arrangements for other executive officers and c) administering the Stock Option Plan. The Corporation's compensation policies for executive officers are to (i) provide competitive compensation packages in order to attract and retain superior executive talent, (ii) provide short-term incentives by tying a portion of each executive's compensation to financial results, and (iii) provide long-term incentives through equity compensation (in the form of stock options), which further aligns the interests of executive officers with the interests of shareholders. The principal components of the Corporation's executive officer compensation program are base salary, an annual cash incentive bonus, and incentive stock options. Short-term incentive bonus awards are based solely on company performance whereas long-term incentive awards are based largely on the personal performance and contribution of the executive.

         The Corporation's executive incentive bonus plan for 1997, which included the chief executive officer, was based on targeted increases in revenue and operating income, and was earned (up to a maximum amount) relative to the actual achievement as a percentage of the targets. Based upon 1997 results, all executive officers, including the chief executive officer, earned an aggregate of 75% of their maximum possible incentive bonuses.

         The chief executive officer's base salary for 1997 remained at its 1996 level of $200,000. He earned an executive incentive bonus of $56,250 for 1997. The Compensation Committee approved this compensation package upon the recommendation of the chief executive officer.

                                           Donna J. Pedrick
                                           Melvyn E. Bergstein

                             STOCK PERFORMANCE GRAPH


         The following graph compares the cumulative total shareholder return on the Corporation's Common Stock for the period beginning with the commencement of the Corporation's initial public offering on April 17, 1996 through December 31, 1997 with the cumulative total return for the Nasdaq Market Index and an index that includes organizations in the Corporation's Standard Industrial Classification code number 7373 (Computer Integrated System Design) (the "SIC Index"). The comparison assumes $100 was invested on April 17, 1996 in the Corporation's Common Stock at the $5 initial offering price and in each of the Nasdaq Market Index and the SIC Index and assumes reinvestment of dividends, if any.

[LINE CHART OMITTED]


                      Integrated Systems                          Industry                           NASDAQ
   Date             Consulting Group, Inc.                          Index                         Market Index
   ----             ----------------------                          -----                         ------------

  4/17/96                  $100.00                                $100.00                          $102.34
  9/30/96                  $402.60                                $94.87                           $109.20
  12/31/96                 $275.00                                $87.94                           $107.16
  3/31/97                  $182.60                                $74.90                           $101.71
  9/30/97                  $227.60                                $105.06                          $140.29
  12/31/97                 $222.60                                $103.51                          $131.45


                     AMENDMENTS TO THE CORPORATION'S BY-LAWS


         The Board of Directors of the Corporation has approved, and recommended to the shareholders for approval, four amendments to the Corporation's By-laws. The Board of Directors has determined that the adoption of each of these four amendments is in the best interests of the Corporation. The proposed By-law amendments are discussed below.


         2. AMENDMENT TO SECTION 2.02(b) OF CORPORATION'S BY-LAWS


         Under Section 2.02(b)(2) of the By-laws, as currently in effect, the holders of 25% of the outstanding Common Stock may call a special meeting of the shareholders. The Board of Directors has approved a proposal to amend the By-laws by deleting this Section 2.02(b)(2). The effect of this amendment would be that the shareholders of the Corporation would not be entitled to call a special meeting of shareholders.

         The purpose of this amendment is to commit to the Board of Directors the authority to call special meetings of the shareholders. This is consistent with Section 2521 of the Pennsylvania Business Corporation Law (the "BCL"), which provides generally that shareholders of a corporation with shares registered under the Securities Exchange Act of 1934 are not entitled by statute to call special meetings of the shareholders. The Board of Directors has concluded that Section 2.02(b)(2) of the By-laws presents and unduly low threshold requirement for the calling of special meetings of shareholders. The Board of Directors believes the policy reflected in Section 2521 of the BCL represents more appropriate corporate governance for a publicly owned company.

         If the shareholders approve this proposal, only the President of the Corporation or a majority of the Board of Directors would be authorized to call a special meeting of the shareholders. The inability on the part of the shareholders to call special meetings of the shareholders could have an anti-takeover effect by making more difficult or discouraging an attempt to obtain control of the Corporation by means of a tender offer, proxy contest or other means.

         Currently, with the exception of the preferred stock provision, described in the next sentence, the Corporation's Articles of Incorporation and By-laws do not contain provisions having anti-takeover effects. The Corporation's Articles of Incorporation give the Board of Directors the authority, without the need for shareholder approval, to issue up to 500,000 shares of preferred stock, and to specify the terms thereof. All or a portion of these shares may be issued by the Board of Directors when in its judgment such action would be in the best interests of the shareholders and the Corporation. Any issuance of such shares (or the mere existence of the authorized shares without the actual issuance thereof) could have the effect of discouraging unsolicited attempts to take over the Corporation. The Board of Directors is not currently considering the issuance of any preferred stock.

         In addition, the By-law amendment proposed in Proposal No. 3 below could have an anti-takeover effect. See the discussion below. Proposals No. 2 and 3 herein are not part of a plan by management of the Corporation to adopt a series of anti-takeover provisions. The Board of Directors is not aware of present efforts by any person to accumulate the Corporation's securities or to obtain control of the Corporation. The Board of Directors is proposing this amendment to the By-laws at this time as part of an effort to improve and streamline its corporate governance policies.

         The affirmative vote at the Meeting, in person or by proxy, by the holders of a majority of shares of Common Stock of the Corporation outstanding on the Record Date, will be required for approval of this By-law amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS BY-LAW AMENDMENT. ALL SHARES REPRESENTED BY DULY RETURNED PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

         3. AMENDMENT TO SECTION 9.01 OF CORPORATION'S BY-LAWS


         Section 9.01 of the By-laws, as currently in effect, provides that the Corporation's By-laws may be amended only upon majority vote of the shareholders. Under this provision, the Board of Directors is not authorized to amend the By-laws. The Board of Directors has adopted a proposal to amend
Section 9.01 of the By-laws to authorize the Board of Directors (as well as the shareholders) to amend or repeal the By-laws and adopt new By-laws, except with respect to matters committed by the BCL expressly to the shareholders. The purpose of this amendment is to give the Board of Directors greater flexibility in amending or repealing the By-laws. This would allow for such action without the delay of submitting any By-law amendment or repeal (except one relating to any matter committed to the shareholders by the BCL) to the shareholders for approval and without the possible consequence of shareholder rejection of the proposed amendment or repeal.

         The Board of Directors is required to make any determination to amend or repeal the By-laws based on its judgment as to the best interests of the shareholders and the Corporation. If the shareholders approve this proposal, the Board of Directors would be authorized to effect amendments or repeals of the By-laws that could, depending on the terms of the amended By-laws or the new By-laws, make more difficult or discourage an attempt to obtain control of the Corporation by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, the action will be in the best interests of the stockholders and the Corporation, such amendment or repeal could be used to create both procedural and other impediments, such as the imposition of super majority voting provisions, nomination procedures and the classification of directors to serve staggered terms, that may discourage persons seeking to gain control of the Corporation. None of such amendments is currently proposed, nor does the Board of Directors currently contemplate implementing the same. The Board of Directors is not aware of present efforts by any person to accumulate the Corporation's securities or to obtain control of the Corporation. The Board of Directors is proposing this amendment to the By-laws at this time as part of an effort to improve and streamline its corporate governance policies. See Proposal No. 2 above for a discussion of the potential anti-takeover effects of the By-law amendment proposed therein and of the preferred stock provision in the Corporation's Articles of Incorporation.

         The Board of Directors believes that this amendment to the By-laws is in the best interests of the Corporation and its shareholders. This amendment will provide increased flexibility in meeting corporate needs that might arise. The Board of Directors believes that the delay occasioned by seeking shareholder approval of amendment or repeal of the By-laws in the future could be to the detriment of the Corporation and its shareholders.


         As amended, Section 9.01 of the By-laws would read as follows:

                  Section 9.01 Amendments. These By-laws may be amended or repealed, or new By-laws may be adopted, either by the shareholders of the Corporation at any duly organized meeting thereof or, with respect to those matters that are not by the Statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the By-laws being amended or repealed, by the Board of Directors of the Corporation.

         The affirmative vote at the Meeting, in person or by proxy, by the holders of a majority of shares of Common Stock of the Corporation outstanding on the Record Date, will be required for approval of this By-law amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS BY-LAW AMENDMENT. ALL SHARES REPRESENTED BY DULY RETURNED PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.


         4. AMENDMENT TO SECTION 2.06 OF CORPORATION'S BY-LAWS


         Section 2.06 of the By-laws, as currently in effect, provides that in order for shareholder action to be taken with respect to any matter, the votes of at least a majority of the shares present at a meeting must be cast in favor of the action. This provision creates a higher voting threshold than the general rule provided by Section 1757(a) of the BCL. Under Section 1757(a) of the BCL, whenever any corporate action is to be taken by vote of the shareholders, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast thereon. The difference between the number of shares present at a meeting and the number of votes cast on a given matter could be substantial, with the latter likely to be a significantly smaller number. The Board of Directors has approved a proposal to amend Section 2.06 of the By-laws to lower the shareholder vote required for taking corporate action (with respect to actions as to which a different vote level is not specifically required by statute or otherwise) to a level consistent with Section 1757(a) of the BCL. The purpose of this amendment is to lower the shareholder vote threshold, except as to matters for which a different shareholder vote is otherwise specifically required. For proposals not specifically subject to a more rigorous affirmative vote requirement (by statute or otherwise) this is likely to make shareholder approval easier to obtain. As amended, Section 2.06 of the By-laws would read as follows:

                  Section 2.06 Voting. Except as otherwise provided in the Statute or the articles of incorporation of the Corporation or these By-laws, whenever any corporate action is to be taken by vote of the shareholders of the Corporation, it shall be authorized by a majority of the votes cast at a duly organized meeting of shareholders by the holders of shares entitled to vote hereon.

         The affirmative vote at the Meeting, in person or by proxy, by the holders of a majority of shares of Common Stock of the Corporation outstanding on the Record Date, will be required for approval of this By-law amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS BY-LAW AMENDMENT. ALL SHARES REPRESENTED BY DULY RETURNED PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

         5. AMENDMENT TO SECTION 3.02 OF CORPORATION'S BY-LAWS


         Section 3.02 of the By-laws, as currently in effect, provides that the directors of the Corporation "shall be elected by the shareholders." As a result, the manner of the vote required to elect directors under the By-laws is determined by reference to Section 2.06 of the By-laws, which was discussed in Proposal No. 3 above. Presently, in order to be duly elected, each director must receive the affirmative vote of a majority of the shares present at a meeting. The more typical voting formula, however, is to provide for the election of directors by plurality vote. Under a plurality vote, those directors who receive the most affirmative votes are elected regardless of whether any nominee actually receives a majority vote. The Board of Directors has approved a proposal to amend Section 3.02 of the By-laws to provide for election of the directors by plurality vote. The purpose of this amendment is to standardize and make less rigorous the shareholder vote required to elect directors of the Corporation.

         Section 3.02 of the By-laws, as currently in effect, also requires that vacancies on the Board of Directors be filled by shareholder vote. As a result, if any seat on the Board of Directors were to become vacant, it would remain vacant until the next meeting of shareholders. It is more typical, however, for board vacancies to be filled by a majority vote of the directors remaining on the board. The Board of Directors has approved a proposal to amend Section 3.02 of the By-laws to provide that vacant seats on the Board of Directors be filled by majority vote of the remaining directors. The purpose of this amendment is to allow vacancies on the Board of Directors to be filled expeditiously without the expense of a special meeting of shareholders or the delay of waiting for the next annual shareholders meeting. As amended, Section 3.02 of the By-laws would read as follows:

                  Section 3.02  Election of Directors; Vacancies.

                  (a) Except as otherwise provided in these By-laws, directors of the Corporation shall be elected by the shareholders. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

                  (b) Vacancies. Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

         The affirmative vote at the Meeting, in person or by proxy, by the holders of a majority of shares of Common Stock of the Corporation outstanding on the Record Date, will be required for approval of this By-law amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS BY-LAW AMENDMENT. ALL SHARES REPRESENTED BY DULY RETURNED PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.


         6. RATIFICATION OF THE APPOINTMENT OF AUDITORS


         The Board of Directors has selected KPMG Peat Marwick LLP, independent public accountants, to serve as auditors for the year ending December 31, 1998. KPMG Peat Marwick LLP has served as the Corporation's auditors and independent accountants since 1995. Representatives of KPMG Peat Marwick LLP are expected to be available at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. Ratification of the selection of appointment of auditors is not required under applicable law, but the shareholder vote with respect to this proposal will be considered by the Board of Directors in selecting auditors for future years.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE CORPORATION'S AUDITORS FOR THE CURRENT YEAR. ALL SHARES REPRESENTED BY DULY RETURNED
PROXY CARDS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Stock to file reports of their ownership and changes in their ownership of such securities with the Securities and Exchange Commission ("SEC") and Nasdaq. Officers, directors and beneficial owners of more than 10% of the Corporation's Common Stock are required by SEC regulations to furnish the Corporation with copies of all such forms they file.

         Based solely on the Corporation's review of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that, during the year ended December 31, 1997, all filing requirements applicable to its officers, directors and persons who own more than 10% of the Common Stock were complied with, except for the following: (i) with respect to two transactions, a Form 5 was filed late by Mr. Caldwell; and (ii) with respect to one transaction a Form 5 was filed late by Mr. DeNino.


                    EXPECTED VOTE OF DIRECTORS AND OFFICERS

         The Corporation expects that the directors and officers of the Corporation, who are the beneficial owners of approximately 3,690,475 of the outstanding Common Stock of the Corporation, will vote, or direct that their shares be voted, in favor of the election of the directors nominated herein, in favor of each of the four amendments to the Corporation's By-laws and in favor of ratification of the appointment of the Corporation's independent public accountants.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at the annual meeting for the year ending December 31, 1998, it must be received by the Secretary of the Corporation (at 575 E. Swedesford Road, Wayne, Pennsylvania 19087) not later than Tuesday, December 22, 1998, and meet certain other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals in order to be considered for inclusion in the Corporation's Proxy Statement and form of proxy card relating to that meeting.


                                OTHER INFORMATION

         Upon the request of any shareholder as of the Record Date, a copy of the Corporation's annual report on Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be supplied without charge. To request a copy, please call or write to Investor Relations, Integrated Systems Consulting Group, Inc., 575 E. Swedesford Road, Wayne, Pennsylvania 19087, (610) 989-7171.

                                  MISCELLANEOUS

         This solicitation is made on behalf of the Board of Directors of the Corporation, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy card) will be paid by the Corporation. The Corporation will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Corporation may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation. The Corporation may engage Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies from shareholders. In the event the Corporation does engage CIC, the Corporation will enter into an agreement with CIC pursuant to which the Corporation will pay CIC a fee of approximately $5,000 plus reimbursement of reasonable out-of-pocket expenses.

         Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Corporation, the Corporation has relied upon information furnished by such person.



                                         By Order of the Board of Directors,


                                         /s/ David D. Gathman
                                         David D. Gathman
                                         Secretary



Dated:   April 20, 1998

                   [INTEGRATED SYSTEMS CONSULTING GROUP LOGO]


PROXY

                    INTEGRATED SYSTEMS CONSULTING GROUP, INC.
    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE
                         ANNUAL MEETING OF SHAREHOLDERS
                               8:00 A.M. (E.D.T.)
                                  MAY 20, 1998

                      PLACE: THE PHILADELPHIA MARRIOTT WEST
                             111 CRAWFORD AVENUE
                             WEST CONSHOHOKEN, PA

PROXY: DAVID D. GATHMAN and DAVID S. LIPSON, and each of them, are hereby appointed by the undersigned as proxies, with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on February 27, 1998 at the Annual Meeting of Shareholders of Integrated Systems Consulting Group, Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.

                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE
               PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

-------------------------------------------------------------------------------
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

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED       Please mark
SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO ANY OF SUCH ITEMS, THEN THE SHARES        your votes as    [x]
REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 7                                     indicated in
                                                                                                  this example

1.    ELECTION OF ELEVEN DIRECTORS.        NOMINEES: Frank Baldino, Jr., Melvyn E.  2.  Proposal to amend the
                                           Bergstein, Donald R. Caldwell, Mark J.       Corporation's By-Laws by deleting
                                           Denino, David D. Gathman, David S.           Section 2.02 (b)(2) thereof, which
  FOR all nominees         WITHOLD         Lipson, James L. Mann, Donna J.              currently allows the holders of 25%
listed to the right       AUTHORITY        Pedrick, David Fehr, Michael D. Stern,       of the Corporation's Common Stock to
 (except as marked     to vote for all     Edward S.J. Tomezsko                         call special shareholder meetings.
  to the contrary)      nominees listed
                         to the right      WITHHELD FOR: To withhold authority to       FOR       AGAINST      ABSTAIN
        [ ]                  [ ]           vote for any individual nominee, write       [ ]         [ ]          [ ]
                                           his or her name in the space below
                                           (this proxy will be voted for each        5. Proposal to amend the Section 9.01
3. Proposal to amend the Section 2.06 of   nominee for whom authority to vote is        of the Corporation's By-laws to
   the Corporation's By-laws to reduce     not withheld):                               authorize the Board of Directors to
   the affirmative shareholder vote                                                     amend or repeal the By-laws and to
   required for various corporate          -----------------------------------------    adopt new By-laws.
   actions to a majority of the votes      4. Proposal to amend the Section 3.02
   cast at shareholders meetings.             of the Corporation's By-laws to           FOR       AGAINST      ABSTAIN
                                              provide for the election of               [ ]         [ ]          [ ]
   FOR       AGAINST      ABSTAIN             directors by plurality vote of the
   [ ]         [ ]          [ ]               shareholders and to allow vacancies    6. Proposal to ratify the appointment
                                              on the Board of Directors to be           of KPMG Peat Marwick LLP, as
------------------------------------------    filled by vote of the remaining           independent auditors.
                                              directors
                                                                                        FOR       AGAINST      ABSTAIN
                                              FOR       AGAINST      ABSTAIN            [ ]         [ ]          [ ]
                                              [ ]         [ ]          [ ]
                                                                                     7. In their discretion, the Proxies are
                                                                                        authorized to vote upon such other
                                                                                        business as may properly come before
                                                                                        the meeting and any adjournment(s)
                                                                                        thereof.

                                                                                        FOR       AGAINST      ABSTAIN
                                                                                        [ ]         [ ]          [ ]

SIGNATURE______________________________________  SIGNATURE_____________________________________ DATE _____________

NOTE: Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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